SCHEDULE 14A
                                 (RULE 14A-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

         Filed by the  Registrant /X/
         Filed by a Party other than the Registrant / /
         Check the  appropriate  box:
         / / Preliminary  Proxy  Statement    / / Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
         /X/ Definitive Proxy Statement
         / / Definitive Additional Materials
         / / Soliciting Material Pursuant to Section 240.14a-11(c) or
             Section 240.14a-12


                          ADVANCED LOGIC RESEARCH, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         /X/ $125 per  Exchange  Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  or
             14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
         / / $500 per each party to the  controversy  pursuant to  Exchange  Act
         Rule 14a-6(i)(3). / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
                                 Not Applicable
 -------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
                                 Not Applicable
 -------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                 Not Applicable
 -------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
                                 Not Applicable
 -------------------------------------------------------------------------------
(5) Total fee paid:
                                 Not Applicable
 -------------------------------------------------------------------------------

         / / Fee paid previously with preliminary materials.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
                                 Not Applicable
--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
                                 Not Applicable
--------------------------------------------------------------------------------
         (3) Filing Party:
                                 Not Applicable
--------------------------------------------------------------------------------
         (4) Date Filed:
                                 Not Applicable
--------------------------------------------------------------------------------

                          ADVANCED LOGIC RESEARCH, INC.
                               9401 Jeronimo Road
                                Irvine, CA 92618


                                                                January 21, 1997


Dear Stockholder:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Advanced Logic Research, Inc. The meeting will be held at 10:00 a.m. local time on Tuesday, February 18, 1997 at the Sheraton Newport Beach, 4545 MacArthur Boulevard, Newport Beach, California 92660.

         At this year's stockholders meeting you are being asked to elect five directors, approve the adoption of the Advanced Logic Research, Inc. 1996 Stock Option/Stock Issuance Plan, ratify the appointment of KPMG Peat Marwick LLP as independent auditors, and consider a stockholder proposal. The Board of Directors unanimously recommends a vote FOR the directors, the 1996 Stock
Option/Stock Issuance Plan and the independent auditors, and AGAINST the stockholder proposal. Accordingly, please give careful attention to these proxy materials.

         The stockholder proposal requires that the Company adopt a mandated stock ownership program for its Board of Directors and all officers at the level of Vice President and above. The proposal ignores the fact that the Company is a high technology company in a high growth industry where mandated stock purchase programs are rarely, if ever, adopted, and ignores the negative effect the adoption of such a plan likely would have on the Company's ability to attract and retain qualified officers and directors. The Company's management compensation structure is designed to incentivize management to maximize Company performance. As is standard in the industry in setting compensation levels, the Company relies to a large extent on non-cash incentives which are tied to the Company's long-term performance, such as stock option grants. The Company similarly ties the cash bonus component of management compensation to Company performance, and officers do not earn these bonuses if the Company does not meet specific performance targets. The Company's officers and directors thus are rewarded for results that maximize Company performance and stockholder value and are penalized for results that do not.

         It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

         Thank you for your support and continued interest in Advanced Logic Research, Inc.


                                          Sincerely,

                                          [GRAPHIC OMITTED]
                                          EUGENE LU
                                          Chairman of the Board,
                                          Chief Executive Officer and President

                          ADVANCED LOGIC RESEARCH, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                February 18, 1997


To the Stockholders of Advanced Logic Research, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Advanced Logic Research, Inc. (the "Company") will be held at the Sheraton Newport Beach, 4545 MacArthur Boulevard, Newport Beach, California 92660 on Tuesday, February 18, 1997, at 10:00 a.m. local time for the purpose of considering and voting on the following matters:

     1. ELECTION OF DIRECTORS. Election of five directors to serve until the 1998 Annual Meeting of Stockholders or until their respective successors are elected and qualified. The Board of Directors intends to nominate as directors the five persons identified in the accompanying Proxy Statement.

     2. ADOPTION OF 1996 STOCK OPTION/STOCK ISSUANCE PLAN. Approve adoption of the Advanced Logic Research, Inc. 1996 Stock Option/Stock Issuance Plan and to reserve 1,500,000 shares for issuance thereunder.

     3. RATIFICATION   OF  SELECTION  OF   INDEPENDENT   PUBLIC   ACCOUNTANTS.
Ratification of the selection of KPMG Peat Marwick LLP as the independent public accountants for Advanced Logic Research, Inc. for the fiscal year ending September 30, 1997.

     4. STOCKHOLDER PROPOSAL. To act on stockholder proposal recommending that the Company require its Directors and Officers to own shares of ALR Common Stock.

     5. OTHER BUSINESS. Such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on December 31, 1996 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to complete, sign, and return the enclosed Revocable Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned the Proxy.


                                    By Order of the Board of Directors

                                    [GRAPHIC OMITTED]
                                    RONALD J. SIPKOVICH
                                    Secretary
Irvine, California
January 21, 1997

                          ADVANCED LOGIC RESEARCH, INC.
                               9401 Jeronimo Road
                            Irvine, California 92618


                                 PROXY STATEMENT

General Information

         This Proxy Statement and the enclosed proxy card are furnished to stockholders of Advanced Logic Research, Inc., a Delaware corporation ("ALR" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held February 18, 1997 (the "Annual Meeting"), at 10:00 a.m., local time, and at any and all adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting accompanying this Proxy Statement. The Annual Meeting will be held at the Sheraton Newport Beach, 4545 MacArthur Boulevard, Newport Beach, California 92660.

         These proxy solicitation materials are first being mailed to all stockholders entitled to vote at the Annual Meeting on or about January 21, 1997.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (sent to the attention of the Company's Treasurer, Vic Sial) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Voting and Solicitation

         The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally or telephonically through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

         Only stockholders of record at the close of business on December 31, 1996 are entitled to notice of and to vote at the Annual Meeting. As of December 31, 1996, 12,454,270 shares of the Company's Common Stock were issued and outstanding. On each matter to be considered at the Annual Meeting, stockholders will be entitled to cast one vote for each share held of record on December 31, 1996. The Company's By-laws do not provide for cumulative voting by stockholders.

         A majority of shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the meeting. The Company's inspector of elections for the Annual Meeting will count abstentions and so-called "broker non-votes" (i.e., shares held by a broker or other nominee having discretionary power to vote on some matters but not others) for purposes of determining whether a quorum exists for the transaction of business at the Annual Meeting. Abstentions are also counted in tabulating the total number of votes cast on matters voted on by the stockholders at the Annual Meeting. Broker non-votes are not counted for purposes of determining either the number of votes cast on any matter voted on by the stockholders or whether such matter has been approved. Each matter to be submitted to a vote of the stockholders, other than the election of directors, must receive an affirmative vote of the majority of shares present, in person or represented by proxy, and entitled to vote at the Annual Meeting. Directors shall be elected by a plurality of the votes cast.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

Nominees

         A Board of Directors consisting of five individuals is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until his or her successor has been elected and qualified.

         The names of the nominees, and certain information about them, are set forth below.

Name of                                                                 Director
Nominee                Age         Principal Occupation                   Since

Eugene Lu              42       Chairman of the Board, President,          1984
                                 and Chief Executive Officer,
                                 Advanced Logic Research, Inc.
Philip A. Harding      64       Chief Executive Officer,                   1985
                                 Multi-Fineline Electronix, Inc.
Therese E. Myers       52       Chief Executive Officer,                   1990
                                 Bouquet Multimedia
Kenneth W. Simonds     61       Chairman of the Board,                     1990
                                 NeoVista Solutions, Inc.
Chun Win Wong          60       Chairman of the Board,                     1986
                                 Wearnes Technology (Private) Limited

         Except as set forth below, each of the nominees has been engaged in his or her principal occupation stated above during the past five years. There is no family relationship between any director or executive officer of the Company.

     Eugene Lu, the founder of the Company, has been President, Chief Executive Officer and a director of the Company since its inception in 1984. In August 1990, Mr. Lu was elected Chairman of the Board of Directors. Mr. Lu received a Bachelor of Science degree in Electrical and Electronic Engineering from California State Polytechnic University at Pomona.

         Philip A. Harding has been a director of the Company since 1985. Mr. Harding is presently the Chief Executive Officer and a director of Multi-Fineline Electronix, Inc. in Santa Ana, California, a privately held manufacturer of electronics products that is majority owned by Wearnes Technology (Private) Limited ("Wearnes Technology") and its affiliates. From 1984 to 1988, he was Chief Executive Officer of Wearnes Technology's affiliate, Weltec Digital, Inc., a private company, where he currently serves as Chairman of the Board of Directors. Mr. Harding received his Master of Science degree from Columbia University and his Bachelor of Science degree from Cooper Union College.

         Therese E. Myers has been a director of the Company since August 1990. Ms. Myers founded Bouquet Multimedia, a provider of multimedia software to the PC industry, in 1994 and has served as that company's Chief Executive Officer since that time. From 1982 to 1994, Ms. Myers was President and a director of Quarterdeck Office Systems, a supplier of software to the computer industry. Ms. Myers received her Bachelor of Arts degree in Economics from Newton College of the Sacred Heart. She holds a Master of Administration degree from the Graduate School of Industrial Administration at Carnegie Mellon University.

         Kenneth W. Simonds has been a director of the Company since August 1990. Mr. Simonds currently serves as Chairman of the Board of NeoVista Solutions, Inc., a private company, and is a director of Printrak International, Inc., a public company, and File Tek, Inc. and Hampton Products International, both of which are privately held companies. From 1987 to 1992, Mr. Simonds served as the Chairman of the Board of Teradata Corporation, a manufacturer of fault-tolerant database management computer systems based in Los Angeles. Mr. Simonds received a Bachelor of Science degree from East Tennessee State University.

         Chun Win Wong has been a director of the Company since 1986 with the investment in the Company by Wearnes Technology, ALR's largest single stockholder. Since 1994, Mr. Wong has served as Chairman of the Board of Wearnes Technology. From 1983 to 1994, Mr. Wong served as Managing Director of Wearnes Technology. He also serves on the Board of Directors of Wearnes Technology's parent corporation, WBL Corporation Limited, and a number of its affiliates. WBL Corporation Limited is a public company listed on the Singapore stock exchange. Mr. Wong also serves on the Board of Integrated Silicon Solution, Inc., a public company. Mr. Wong received an Associate degree in Electrical Engineering from the Royal Melbourne Institute of Technology.

Stock Ownership of Management and Principal Stockholder

         The following table sets forth information concerning the shares of the Company's Common Stock beneficially owned by (i) each beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) the Chief Executive Officer and the four other executive officers of the Company; and (iv) by all directors and executive officers of the Company as a group. This information is presented as of December 31, 1996. Except as otherwise noted, each beneficial owner listed has sole investment and voting power with respect to the Common Stock indicated, subject to community property laws where applicable.


                                                                               Amount
 Name of Individual                                                           and Nature        Percent
   or Number of                 Position with                               of Beneficial          of
 Persons in Group (1)            the Company                                Ownership (2)        Class
----------------------           -----------                                -------------        -----

Wearnes Technology
  (Private) Limited (3)                                                       4,780,549          38.4%

Eugene Lu (4)                Chairman of the Board, President
                               and Chief Executive Officer                      455,316           3.6%
Philip A. Harding (5)        Director                                            43,204            *
Therese E. Myers             Director                                            17,500            *
Kenneth W. Simonds           Director                                            10,000            *
Chun Win Wong (5)            Director                                            47,500            *
David L. Kelly               Vice President, Hardware Engineering
                               and Assistant Secretary                           47,640            *
David G. Kirkey              Vice President, Sales and
                               Director of European Operations                   48,749            *
Vic Sangveraphunsiri         Vice President, Systems Engineering and
                               Director of Asia Pacific Operations               56,305            *
Ronald J. Sipkovich          Vice President, Finance and Administration,
                               Chief Financial Officer and Secretary             66,999            *

All Directors and Officers
  as a Group (9 persons) (5)                                                    793,213           6.2%

  *      Less than 1%.

(1) Unless otherwise indicated the address of each individual named in the table is c/o Advanced Logic Research, Inc., 9401 Jeronimo Road, Irvine, California 92618.

(2) The shares listed in the table include the following stock options exercisable on or within 60 days after December 31, 1996: Mr. Lu -- 38,890 shares; Messrs. Harding, Wong and Ms. Myers -- 17,500 shares each; Mr. Simonds -- 10,000 shares; Mr. Kelly -- 47,640 shares; Mr. Kirkey -- 48,749 shares; Mr. Sangveraphunsiri -- 56,305 shares; Mr. Sipkovich -- 66,999 shares; and all directors and officers as a group -- 321,083 shares.

(3) See "Certain Transactions." The address of Wearnes Technology is 801, Lorong 7 #07-00, Toa Payoh, Singapore 1231.

(4)      Includes 6,426 shares of Common Stock held of record by Mr. Lu's wife.

(5) Excludes 4,780,549 shares of Common Stock owned by Wearnes Technology. While Mr. Wong serves as a director of Wearnes Technology and certain of its affiliates, and Mr. Harding is the Chief Executive Officer and a director of an affiliate of Wearnes Technology, they disclaim beneficial ownership of Wearnes Technology's shares.

The Board of Directors and Its Committees

         During the fiscal year ended September 30, 1996, ALR's Board of Directors met four times. No incumbent director attended fewer than 75% of the aggregate meetings of the Board of Directors and meetings of the committees of the Board on which he or she served.

         The Board of Directors has three committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

         The Audit Committee, which held one meeting during fiscal 1996, consists of Philip A. Harding, Therese E. Myers and Kenneth W. Simonds. The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

         The Compensation Committee consists of Therese E. Myers and Kenneth W. Simonds. The Compensation Committee held one meeting during fiscal 1996. The Compensation Committee is responsible for reviewing and administering the Company's various incentive plans, including the cash compensation levels of members of management, the Company's bonus plan and the Company's 1996 Stock Option/Stock Issuance Plan.

         The Nominating Committee was formed during fiscal 1996 and consists of Philip A. Harding and Kenneth W. Simonds. The Nominating Committee is responsible for reviewing candidates for ALR's Board of Directors. The Nominating Committee did not meet during fiscal 1996.

         Directors who are not officers of the Company receive an annual retainer of $8,000, plus $2,000 per regular or special Board meeting attended and $500 for attending any committee meeting not held on the same day as a regular or special Board meeting.

         Directors also receive stock options pursuant to the Directors' Nonqualified Stock Option Plan. Each person who is a director of the Company following the Annual Meeting, with the exception of Mr. Lu, will receive options for 2,500 shares of Common Stock under this plan with an exercise price equal to the fair market value of such stock on February 18, 1997.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and stockholders owning greater than 10% of the Common Stock of the Company are required by SEC regulation to furnish the Company with copies of all reports filed pursuant to Section 16(a).

         Based solely on a review of copies of such reports required by Section 16(a) or written representations that no such reports were required, the Company believes that its officers, directors and stockholders owning greater than 10% of the Common Stock of the Company complied with all applicable Section 16(a) filing requirements during fiscal 1996 except as follows: Kenneth W. Simonds, a director of the Company, sold 3,200 shares of the Company's Common Stock in October 1995, which sale was disclosed in a Form 5 filed by the Company on November 8, 1996, but which should have been reported on a Form 4 filed on behalf of Mr. Simonds prior to November 8, 1996.

                                   PROPOSAL 2:

                                   ADOPTION OF
                      1996 STOCK OPTION/STOCK ISSUANCE PLAN


Proposal to Adopt the Plan

         The Company's stockholders are being asked to approve the adoption of the Advanced Logic Research, Inc. 1996 Stock Option/Stock Issuance Plan (the "1996 Plan") as the successor to the Company's existing Flexible Stock Incentive Plan (the "Predecessor Plan"). A total of 1,746,580 shares of Common Stock will be reserved for issuance under the 1996 Plan. The Board of Directors has authorized the implementation of the 1996 Plan as a comprehensive equity incentive program to attract and retain the services of those persons essential to the Company's growth and financial success.

         The 1996 Plan became effective upon its adoption by the Board on November 8, 1996, subject to stockholder approval at the 1997 Annual Meeting. All outstanding options under the Predecessor Plan will be transferred to the 1996 Plan upon such approval. The Predecessor Plan will terminate, and no further option grants or share issuances will be made under the Predecessor Plan. However, all outstanding options under the Predecessor Plan will continue to be governed by the terms and conditions of the existing option agreements for those grants.

         The following is a summary of the principal features of the 1996 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1996 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Irvine, California.

Equity Incentive Programs

         The 1996 Plan contains two separate equity incentive programs: (i) a Discretionary Option Grant Program and (ii) a Stock Issuance Program. The principal features of these programs are described below. The 1996 Plan will be administered by the Compensation Committee of the Board. This committee (the "Plan Administrator") will have complete discretion (subject to the provisions of the 1996 Plan) to authorize option grants and direct stock issuances under the 1996 Plan.

Share Reserve

         1,746,580 shares of Common Stock have been reserved for issuance over the ten year term of the 1996 Plan. This reserve is comprised of (i) 246,580 shares available for issuance under the Predecessor Plan as last approved by the stockholders (including shares subject to outstanding options incorporated into the 1996 Plan) and (ii) an increase of 1,500,000 shares approved by the Board, subject to stockholder approval at the 1997 Annual Meeting. In no event may any one participant in the 1996 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 250,000 shares per calendar year.

         In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the 1996 Plan and to the securities and exercise price under each outstanding option.

Eligibility

         Officers and other employees of the Company and its parent or subsidiaries (whether now existing or subsequently established), non-employee members of the Board and the board of directors of its parent or subsidiaries and consultants and independent advisors of the Company and its parent and subsidiaries will be eligible to participate in the Plan.

         As of December 31, 1996, five executive officers, approximately 500 other employees and four non-employee Board members were eligible to participate in the 1996 Plan.

Valuation

         The fair market value per share of Common Stock on any relevant date under the 1996 Plan will be the closing selling price per share on that date on The Nasdaq Stock Market. On December 31, 1996, the closing selling price per share was $12.375.

                       Discretionary Option Grant Program

         Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than eighty five percent (85%) of the fair market value per share of Common Stock on the option grant date.
No granted option will have a term in excess of ten years.

         Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

         The  Plan  Administrator  is  authorized  to issue  two  types of stock
appreciation   rights  in   connection   with  option   grants  made  under  the
Discretionary Option Grant Program:

                  Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

                  Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the take-over price per share over
         (ii) the exercise price payable for such share.

         The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

                             Stock Issuance Program

         Shares may be sold under the Stock Issuance Program at a price per share not less than eighty five percent (85%) of fair market value per share of Common Stock, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

         The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any unvested shares.

                               General Provisions

Acceleration

         In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. The Plan Administrator will have the discretion, exercisable either at the time of the option grant or any time while the option remains outstanding (or at the time of issuance of unvested shares under the Stock Issuance Program or at any time the Corporation's repurchase rights remain outstanding) to provide that one or more options assumed or replaced in connection with such acquisition will be subject to immediate acceleration (and any unvested shares under the Stock Issuance Program which do not vest at the time of such acquisition will be subject to full and immediate vesting) in the event the individual's service is subsequently terminated within a designated period (not to exceed 18 months) following the acquisition. In connection with a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Grant Program and the automatic vesting of outstanding shares under the Stock Issuance Program either at the time of such change in control or upon the subsequent termination of the individual's service within a designated period (not to exceed 18 months) of such change in control.

         The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Financial Assistance

         The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of shares under the 1996 Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

Special Tax Election

         The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

Amendment and Termination

         The Board may amend or modify the 1996 Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the 1996 Plan at any time, and the 1996 Plan will in all events terminate on November 7, 2006.

Stock Awards

         The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted between October 1, 1995 and December 31, 1996 under the predecessor Flexible Stock Incentive Plan together with the weighted average exercise price payable per share.

                               OPTION TRANSACTIONS

  Name of Individual                                                  Options Granted        Weighted Average
and Principal Position                                              (Number of Shares)        Exercise Price

Eugene Lu, Chief Executive Officer                                           50,000                $7.00

David L. Kelly, Vice President Hardware Engineering                          25,000                $7.00

David G. Kirkey, Vice President Worldwide Sales                              25,000                $7.00

Vic Sangveraphunsiri, Vice President Systems Engineering                     25,000                $7.00

Ronald J. Sipkovich, Vice President, Finance and Administration              25,000                $7.00

All executive officers as a group (5 persons)                               150,000                $7.00

All non-employee directors as a group (4 persons)                              ---                   ---

All employees, including current officers who are
  not executive officers as a group (92 persons)                            450,000                $7.00


                         Federal Income Tax Consequences

Option Grants

         Options granted under the 1996 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

         An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

Direct Stock Issuance

         The tax principles applicable to direct stock issuances under the 1996 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

                              Accounting Treatment

         Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value at the time of grant will not result in any charge to the Company's earnings. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis. Under Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (Statement No. 123), footnote disclosure will be required as to the impact the outstanding options under the 1996 Plan would have upon the Company's reported earnings and earnings per share had those options been valued as compensation expense in accordance with Statement No. 123.

         Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.


                              Stockholder Approval

         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1997 Annual Meeting is required for approval of the 1996 Plan. Should such stockholder approval not be obtained, then the 1996 Plan will terminate and no option grants or stock issuances will be made under the 1996 Plan. The Company's Flexible Stock Incentive Plan will, however, continue to remain in effect, and option grants and stock issuances may continue to be made pursuant to the provisions of that plan until the available reserve of Common Stock under such plan is issued.

         The Board of Directors recommends that the stockholders vote FOR the approval of the 1996 Plan. The Board believes that it is in the best interests of the Company to implement a comprehensive equity incentive program for the Company which will provide a meaningful opportunity for officers, employees and non-employee Board members to acquire a proprietary interest in the enterprise and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation

         The following table provides certain information summarizing the compensation earned by the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers whose compensation was in excess of $100,000 (determined as of the end of the last fiscal year) for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years ended September 30, 1996, 1995 and 1994. No executive officers who would have otherwise been includable in such table on the basis of salary and bonus earned for the 1996 fiscal year have resigned or terminated employment during that fiscal year.

                                     TABLE I
                              SUMMARY COMPENSATION

                                                                                     Long-Term
                                                                                Compensation Awards
                                                                                    Securities
                                                 Annual Compensation (1)            Underlying        All Other
  Name of Individual                          Salary       Bonus      Other           Options       Compensation
and Principal Position            Year        ($)         ($)        ($)(2)              (#)            ($)(3)
----------------------            ----     ---------   ---------   ---------          --------        --------

Eugene Lu                         1996       383,636     130,204     18,445             50,000           5,440
  Chief Executive Officer         1995       383,840      60,639     26,641            100,000           5,370
                                  1994       353,030      61,777     28,239             50,000           6,229

David L. Kelly                    1996       170,000      65,102     10,316             25,000           4,761
  Vice President,                 1995       161,827      30,319     19,566             50,000           4,275
  Hardware Engineering            1994       148,750      30,889     18,680             20,000           4,921

David G. Kirkey                   1996       200,000      65,102     11,600             25,000           5,136
  Vice President, Sales           1995       193,949      30,319     20,942             50,000           5,857
                                  1994       157,500      30,889     24,488             20,000           4,271

Vic Sangveraphunsiri              1996       170,000      65,102     10,806             25,000           4,212
  Vice President,                 1995       172,134      30,319     20,209             50,000           4,898
  Systems Engineering             1994       148,750      30,889     18,186             20,000           5,299

Ronald J. Sipkovich               1996       170,000      65,102     10,208             25,000           5,204
  Vice President, Finance         1995       161,827      30,319     19,128             50,000           5,400
  and Administration              1994       148,750      30,889     19,009             20,000           4,921

(1) Amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of these officers.

(2) Amounts of Other Annual Compensation shown for officers include the cost of (i) health and dental insurance premiums for providing coverage to spouses and dependents, (ii) insurance which provides reimbursement for a portion of the health and dental costs in excess of the amount payable under the Company's group health and dental plans, and (iii) tax and financial planning advice by third parties.

(3) All Other Compensation consists of 401(k) matching contributions and supplemental life insurance payments by the Company. As to the amounts listed for fiscal 1996, $4,750, $4,071, $4,446, $3,522, and $4,514 represent matching contributions by the Company under its 401(k) plan for Messrs. Lu, Kelly, Kirkey, Sangveraphunsiri and Sipkovich, respectively.

Option Grants in Last Fiscal Year

         The following table contains information concerning the stock option grants made to each of the executive officers named in the Summary Compensation Table for the fiscal year ended September 30, 1996. No stock appreciation rights were granted to these individuals during such fiscal year.

                                    TABLE II
                        OPTION GRANTS IN LAST FISCAL YEAR

                                Individual Grants
                          ---------------------------------------------------------
                                          Percent of Total                             Potential Realizable
                          Number of         Securities                                   Value at Assumed
                          Securities        Underlying      Exercise                      Annual Rates of
                          Underlying      Options Granted    or Base                 Stock Price Appreciation
                            Options        to Employees     Price (2)    Expiration      For Option Term (3)
Name                      Granted (1)         in 1996      ($/Share)       Date        5%($)        10%($)
----                      -----------         -------    -------------     ----      ---------    --------

Eugene Lu                     50,000            8.3           7.00        9/19/06       222,436      565,049
Dave Kelly                    25,000            4.2           7.00        9/19/06       111,218      282,524
Dave Kirkey                   25,000            4.2           7.00        9/19/06       111,218      282,524
Vic Sangveraphunsiri          25,000            4.2           7.00        9/19/06       111,218      282,524
Ron Sipkovich                 25,000            4.2           7.00        9/19/06       111,218      282,524


(1) All options were granted under the Company's Flexible Stock Incentive Plan on August 20, 1996. Each of the options vest monthly over three years from the grant date and are first exercisable one year from the grant date. Each option has a maximum term of ten years and one month from the grant date, subject to earlier termination in the event of the optionee's cessation of employment with the Company.

(2) The exercise price per share of the options granted represented the fair market value of the underlying shares of Common Stock on the date the respective options were granted. The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. The Company may also fund the option exercise by loaning the optionee sufficient funds to pay the exercise price of the purchased shares.

(3) The potential realizable value is calculated from the closing price of Common Stock on August 20, 1996, the date of grant to officers. These amounts represent certain assumed annual rates of appreciation over the ten year and one month option period. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.


Aggregated Option Exercises and Fiscal Year-End Values

         The following table sets forth certain information with respect to the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table concerning the exercise of options during the 1996 fiscal year and unexercised options held as of the end of such fiscal year. No stock appreciation rights were exercised during the 1996 fiscal year, nor were any stock appreciation rights outstanding at the end of such fiscal year.

                                    TABLE III
               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                                                    Value of Unexercised
                        Shares                      Number of Unexercised           in-the-Money Options
                      Acquired on     Value     Securities Underlying Options       at September 30, 1996
                       Exercise     Realized      at September 30, 1996                       ($)(2)
                                                 -----------------------------   ---------------------------
Name                      (#)         ($)(1)     Exercisable    Unexercisable    Exercisable   Unexercisable
----                  -----------  -----------   -----------    -------------    -----------   -------------

Eugene Lu                 221,109     783,324         20,834          93,057           84,381        228,649
Dave Kelly                 31,109     108,638         69,029          46,112          188,827        112,294
Dave Kirkey                30,000     119,096         70,138          46,112          189,860        112,294
Vic Sangveraphunsiri       52,444     161,568         47,694          46,112          106,042        112,294
Ron Sipkovich              25,000      97,014         73,388          46,112          239,318        112,294


(1)      Based on the fair market value of the shares on the exercise  date less the exercise  price paid for those shares.

(2)      Based on a fair  market  value of $8.25 per share of Common  Stock at  September  30,  1996  (based on the closing selling price on The Nasdaq Stock Market) less the exercise price.


Stock Performance Graph

         The following graph compares the Company's cumulative total return to the Standard & Poors ("S&P") 500 Composite Index and the S&P Computers (Hardware)-500 (formerly called Computer Systems Composite Index) since September 30, 1991. The stockholder return assumes $100 invested at the beginning of the period in ALR Common Stock, the S&P 500 Composite Index and the S&P Computers (Hardware)-500 Systems. The total return calculation assumes reinvestment of all dividends for the two indexes. ALR has not paid any dividends since September 30, 1991. Past financial performance should not be considered to be a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods. The material in this section of the Proxy Statement is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.


                                    TABLE IV
                      Comparison of Cumulative Total Return


                                [GRAPHIC OMITTED]


         The data points depicted on the graph are as follows:

                                         Fiscal year ended September 30,
                                   1991     1992    1993    1994   1995    1996

Advanced Logic Research, Inc.     $ 100    $ 35   $  26   $  33   $ 65    $  69
S&P 500 Composite Index             100     111     125     130    169      203
S&P Computers (Hardware)-500        100      83      56      81    117      142

Certain Transactions

         Shares held by Wearnes Technology represent 38.4% of the outstanding Common Stock of ALR. During the fiscal year ended September 30, 1996, ALR purchased components and finished goods from Wearnes Technology and its affiliates totaling approximately $3,000. The Company believes that these purchases were made on terms no less favorable to the Company than could otherwise have been obtained from unaffiliated third parties.

Executive Officers

         The Company's Board of Directors elects executive officers annually at its first meeting following the Annual Meeting of Stockholders. Certain information concerning ALR's executive officers is set forth below, except that information regarding Eugene Lu is set forth above under "Election of Directors
- Nominees".

         David L. Kelly, age 41, has been Vice President of Hardware Engineering since joining the Company in 1984. Mr. Kelly also serves as Assistant Secretary of the Company. Mr. Kelly studied electrical and electronic engineering at California State Polytechnic University at Pomona and California State University, Fullerton.

         David G. Kirkey, age 44, joined ALR in 1986 and currently serves as Vice President of Sales and Director of European Operations. From June 1994 to May 1995, Mr. Kirkey served as ALR's Vice President of Worldwide Sales and Worldwide Marketing. From March 1990 to June 1994, he served as ALR's Vice President of International Sales and Worldwide Marketing. Since joining ALR in 1986 and prior to March 1990, Mr. Kirkey served as ALR's Vice President of Sales and Marketing. Mr. Kirkey studied electronic engineering at Golden West College in Huntington Beach, California.

         Vic Sangveraphunsiri, age 44, has been Vice President of Systems Engineering since joining ALR in 1986. Since May 1995, Mr. Sangveraphunsiri has also been serving as ALR's Director of Asia-Pacific Operations. Mr. Sangveraphunsiri holds a Master of Science degree in Electrical and Electronic Engineering from the University of Cincinnati and a Bachelor of Science degree in Electrical Engineering from the University of Louisville.

         Ronald J. Sipkovich, age 54, has been Vice President of Finance and Administration, Chief Financial Officer and Secretary since July 1992. Since joining ALR in December 1989 and prior to July 1992, Mr. Sipkovich served as ALR's Corporate Controller and Director of Financial Planning. Mr. Sipkovich studied accounting and finance at Pepperdine University in Los Angeles, California.

                          COMPENSATION COMMITTEE REPORT


         The  Company's  Compensation  Committee  ("Committee")  of the Board of
Directors is composed of independent outside directors, Mr. Simonds and Ms. Myers. The Committee reviews and administers the Company's various incentive plans, including the cash compensation levels of members of management, the Company's bonus plan and the Company's 1996 Stock Option/Stock Issuance Plan.

         General Compensation Policy. The Committee's fundamental compensation policy is to make a substantial portion of an executive's compensation contingent upon the financial performance of the Company. Accordingly, in addition to each executive's base salary, the Company offers semi-annual and annual bonuses which are tied to the Company's achievement of financial performance goals. The Company also offers stock option awards to its executive officers, as the Committee believes that its stockholders are benefited through the alignment of the long-term interests of stockholders and employees by providing certain employees an equity interest in the Company.

         Base Salary. The Committee annually reviews the compensation package provided to executive officers including their base salaries, the bonus plan and stock option awards under the Plan.

         Fiscal 1996 Cash Bonus Plan. The Company's Fiscal 1996 Cash Bonus Plan is designed to provide officers with incentives for higher levels of performance while establishing minimum acceptable performance thresholds. The Company's Fiscal 1996 Cash Bonus Plan consists of semi-annual and annual bonuses based on the Company achieving certain operating performance criteria. The operating criteria consist of 30% revenue growth over the comparable year-to-date period in the preceding fiscal year and a net income target of 5% of revenue for the year-to-date period being measured with minimum thresholds established at 5% revenue growth over the year-ago period with a minimum net income threshold of 1% of revenue. The maximum aggregate amount of quarterly and annual bonuses based on achieving the performance goals was $180,000 for the CEO and $90,000 for each of the other executive officers. Actual bonuses are calculated on a prorata basis between the minimum threshold and operating goal points. During fiscal 1996, bonuses totaling $60,049 and $30,025 were paid to the CEO and each executive officer, respectively, for achieving operating performance goals for the first six months ended March 31, 1996. Additionally, bonuses totaling $50,155 and $25,077 were accrued at year-end for the CEO and each executive officer, respectively, for achieving operating performance goals for fiscal 1996. The Company's Fiscal 1996 Cash Bonus Plan also has an annual maximum discretionary component of $50,000 for the CEO and $25,000 for each of the other executive officers. The award of the discretionary component is subject to the Company achieving certain operational milestones. Bonuses totaling $20,000 for the CEO and $10,000 for each of the other executive officers were accrued at year-end under the discretionary component of the Company's Fiscal 1996 Cash Bonus Plan.

         Stock Option Awards. The Company's Flexible Stock Incentive Plan was adopted in 1990 and provides for the granting of stock options, stock bonuses, stock appreciation rights or rights to purchase stock for up to an aggregate of not more than the greater of (i) 10% of the authorized shares of Common Stock, or (ii) 15% of the shares of Common Stock outstanding as of the close of business on the Company's immediately preceding fiscal year. The Committee grants stock options at prices not less than the fair market value of the Common Stock on the grant date. The options generally vest monthly over thirty-six months and are first exercisable twelve months from the grant date. Grants to executives and other key employees are based on their responsibilities and relative positions in the Company as well as industry peer group comparisons. As stock options are tied to the future value of the Company's stock they benefit the recipient only when the price of ALR Common Stock increases above the option grant price thus providing a direct linkage with stockholder interest. Therefore, the stock option program serves as the Company's only long-term incentive and retention tool for executives and other key employees. Subject to approval of Proposal 2, the 1996 Stock Option/Stock Issuance Plan will be the successor to the Flexible Stock Incentive Plan.

         CEO Compensation. In setting the base salary for Eugene Lu, the Company's Chairman, President and Chief Executive Officer, for 1996, the Committee sought to provide him with a level of salary competitive with the salaries paid to chief executive officers of similarly-sized companies in the industry. There was no intent on the Committee's part to have this particular component of Mr. Lu's compensation affected to any significant degree by the Company's performance factors. In addition to his base salary, Mr. Lu received certain bonuses for fiscal 1996 as follows: as indicated above under the title Fiscal 1996 Cash Bonus Plan, Mr. Lu received a cash bonus totaling $110,204 based on the Company successfully achieving operating performance goals for fiscal 1996. Mr. Lu was also awarded a discretionary bonus totaling $20,000 for achieving certain operational milestones during fiscal 1996. In recognition of his contribution to the Company's successful performance in fiscal 1996, the Committee also awarded him a stock option for 50,000 shares.


         Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation (other than performance-based compensation) exceeding $1 million paid to certain of the corporation's executive officers. It is not expected that the compensation to be paid to the Company's executive officers for fiscal 1997 will exceed the $1 million limit per officer. In addition, the 1996 Stock Option/Stock Issuance Plan contains certain provisions intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.



                           COMPENSATION COMMITTEE


                           Therese E. Myers                   Kenneth W. Simonds

                                   PROPOSAL 3:

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed KPMG Peat Marwick LLP to continue as the Company's independent certified public accountants for the fiscal year ending September 30, 1997 and to audit the consolidated financial statements of the Company for that year, subject to ratification of its selection by the stockholders at the Annual Meeting. KPMG Peat Marwick LLP has served as the independent accountants of the Company since 1986. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting. The representative will be available to respond to appropriate questions and will have an opportunity to make a statement if desired.


                                   PROPOSAL 4:

                              STOCKHOLDER PROPOSAL

         Anne B. Finn, owner of 1,000 shares of the Company's Common Stock and residing at 1113 Leaftree Court, Cincinnati, Ohio 45208, has submitted the following Stockholder Proposal and supporting statement for the consideration and vote of the stockholders at the Annual Meeting. The Board of Directors and the Company accept no responsibility for the Stockholder Proposal or the supporting statement. The Board of Directors recommends a vote against the Stockholder Proposal for the reasons stated following the proposal and its supporting statement.

Stockholder proposal

         It is recommended that the Board of Directors take the necessary steps to require all members of the Board of Directors and all officers of the Company, at the level of Vice President and above, to own shares of Common Stock of the Company.

         With regard to members of the Board of Directors, each member should own a minimum of 1,000 shares.

         With regard to officers at the level of Vice President and above, holdings should be at some multiple of annual compensation. In addition, so as to preclude hardship, a time period should be granted to build to the required number of shares.

         At this time, a compensation consulting firm should be engaged to review and advise on the specific ownership level and time framework to accomplish same.

Supporting statement

         Directors and officers should be at risk exactly as stockholders are. Our Company is not being managed to maximize earnings nor, apparently, for the benefit of stockholders.

         Our Company earns less on investment than can be earned on riskless U.S. Treasury bonds. That suggests that non-owner directors and officers are not managing for the long-term benefit of stockholders.

         With direct ownership of shares, directors and officers will more likely review options and make decisions in managing our Company with more thought and attention on bottom line and return on investment considerations.


Recommendation and statement of the board of directors

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE AGAINST THE PROPOSAL FOR THE FOLLOWING REASONS:

         The Stockholder Proposal is unclear regarding its implementation but attempts to change the Company's basic compensation system so that "all members of the Board of Directors and all officers of the Company, at the level of Vice President and above" must divert a percentage of their savings or annual income toward the purchase of shares of the Company's Common Stock until stated minimums are reached and maintained. The proposal ignores the fact that the Company is a high technology company in a high growth industry where mandated stock purchase programs are rarely, if ever, adopted, and ignores the negative effect the adoption of such a plan likely would have on the Company's ability to attract and retain qualified officers and directors.

         While the Company is aware that some large institutional companies in slow growth industries have implemented mandated stock purchase programs, high technology companies such as the Company historically have not done so (indeed, the Company is not aware of any of its competitors having implemented such a program). This is due, in large part, to the fact that large institutional companies generally pay a higher percentage of compensation in cash than high technology companies which generally compensate their officers and directors to a substantial extent through non-cash forms of incentives, such as stock option grants, thus tying officer and director compensation to company performance. Because such programs are not normally implemented in the Company's industry, the Company's adoption of such a program likely would place the Company at a competitive disadvantage by hampering its ability to retain its current officers and directors and attract prospective officers and directors.

         The following illustrates why the Company's ability to compete for qualified management could be hindered by implementing a mandated stock ownership program as recommended by the Stockholder Proposal. With regard to officers, the proposal advocates requiring officers to purchase a "multiple" of their annual compensation. Assuming a minimum multiple of one times annual compensation and four years in which to reach the minimum level of shares under the program, an officer with annual pre-tax Company earnings of $150,000 (or $97,500 after taxes, assuming a total net tax burden of 35%, including federal and state income and other taxes) would be required to spend, during each year of the four year period, an average of $37,500 (or approximately 38% of the officer's after-tax annual Company earnings) for the purchase of Company Common Stock. As can be seen, such a program could significantly affect an officer's personal finances, and thus could have the effect of hampering the Company's ability to retain its current officers and attract prospective officers. For these reasons, the proposal should be rejected.

         The Stockholder Proposal should also be rejected because, contrary to what is suggested in the proposal, management motivation to maximize stockholder value already is high. The Company's management compensation structure is designed to incentivize management to maximize Company performance. As is standard in the industry in setting compensation levels, the Company relies to a large extent on non-cash incentives which are tied to the Company's long-term performance, such as stock option grants. The Company similarly ties the cash bonus component of management compensation to Company performance, and officers do not earn these bonuses if the Company does not meet specific performance targets. In addition, each Company officer is employed on an at-will basis and may be discharged at any time for any reason, including a failure to maximize Company performance. The Company's officers and directors thus are rewarded for results that maximize Company performance and stockholder value and are penalized for results that do not.

         The Company's operating performance over the last three years has steadily improved. For example, the Company's return on investment for fiscal 1996 was approximately 12%, notably higher than that referenced in the proposal, and a significant improvement over the fiscal 1995 return on investment of approximately 6%. The improvement in the Company's operating performance has resulted in a substantial increase in the market price of the Company's Common Stock over the last three years. The Board of Directors believes that these improvements are due in great part to the commitment and dedication of Company management, whose interests are aligned with those of the stockholders through both their compensation and their ownership interest in the Company (see table of Stock Ownership of Management and Principal Stockholder at page 4 hereof). The Board of Directors therefore recommends that the stockholders vote against the Stockholder Proposal.

Vote required

         The affirmative vote of the holders of at least a majority of the Common Shares entitled to vote at the Annual Meeting is required to approve the Proposal. The Company's stockholders should be aware that, because the Proposal is precatory rather than mandatory, requesting, rather than mandating action, its approval is not binding on the Company. While not binding, the Board of Directors will nevertheless consider the views of the stockholders if the Proposal is approved.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.


                              STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by stockholders at the Company's 1998 Annual Meeting must be received by the Company no later than September 30, 1997 to be included in the proxy statement and form of proxy relating to the 1998 Annual Meeting.


                                  OTHER MATTERS

         The Company knows of no other matters to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

         The Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1996, including audited financial statements, is being sent with this Proxy Statement to all stockholders of record as of December 31, 1996.

         Additionally, copies of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1996 as filed with the SEC will be provided to stockholders without charge upon written request to Investor Relations, Advanced Logic Research, Inc., 9401 Jeronimo Road, Irvine, California 92618.


                                    By Order of the Board of Directors

                                    [GRAPHIC OMITTED]
                                    RONALD J. SIPKOVICH
                                    Secretary

Irvine, California
January 21, 1997

PROXY CARD

                          ADVANCED LOGIC RESEARCH, INC.
                Annual Meeting of Stockholders, February 18, 1997
                               9401 Jeronimo Road
                            Irvine, California 92718

           This Proxy is Solicited on Behalf of the Board of Directors



         The undersigned hereby appoints Gene Lu, Philip A. Harding, Therese E. Myers, Kenneth W. Simonds, and Chun Win Wong, or any of them, each with full power of substitution, to represent the undersigned and to vote all shares of stock of Advanced Logic Research, Inc. which the undersigned would be entitled to vote if personally present at the 1997 Annual Meeting of Stockholders of Advanced Logic Research, Inc. to be held at the Sheraton Newport Beach, 4545 MacArthur Boulevard, Newport Beach, California 92660 on February 18, 1997 at 10:00 a.m. local time, and at any and all adjournments or postponements thereof, as follows on the reverse side.

         The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the 1997 Annual Meeting.

         Whether or not the undersigned plans to attend the 1997 Annual Meeting, the undersigned is urged to execute and return this Proxy, which may be revoked at any time prior to the voting hereof.

         All other proxies heretofore given by the undersigned to vote shares of stock of Advanced Logic Research, Inc. which the undersigned would be entitled to vote if personally present at said Annual Meeting or any other adjournment thereof are hereby expressly revoked.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                SEE REVERSE SIDE

/X/  Please mark votes as in this example.

The shares represented by this Proxy will be voted as directed, but when no direction is given, they will be voted FOR the nominees named below and FOR approval of the following proposals made by Advanced Logic Research, Inc.: the nominations for members of the Board of Directors, the proposal for the approval of adoption of 1996 Stock Option/Stock Issuance Plan and the proposal for ratification of selection of Accountants. Your vote on each matter is neither conditioned on nor related to your vote on the other matters.

1. ELECTION OF DIRECTORS
    Nominees: Gene Lu, Philip A. Harding, Therese E. Myers,
    Kenneth W. Simonds, Chun Win Wong                        MARK HERE FOR
                                                             ADDRESS CHANGE  / /
           / / FOR            / / WITHHELD                   AND NOTE BELOW

/ /---------------------------------------
   For all nominees except as noted above





2. ADOPTION OF 1996 STOCK OPTION/STOCK ISSUANCE PLAN To approve adoption of the Advanced Logic Research, Inc. 1996 Stock Option/Stock Issuance Plan and to reserve 1,500,000 shares for issuance thereunder.

            / / FOR             / / AGAINST             / / ABSTAIN


3. RATIFICATION OF SELECTION OF ACCOUNTANTS
    To ratify the selection of KPMG Peat Marwick LLP as the independent public accountants for the fiscal year ending September 30, 1997.

            / / FOR             / / AGAINST             / / ABSTAIN


4. STOCKHOLDER PROPOSAL
    To act on stockholder proposal recommending that the Company require its Directors and Officers to own shares of ALR Common Stock.

            / / FOR             / / AGAINST             / / ABSTAIN


PLEASE BE CERTAIN YOU HAVE DATED AND SIGNED THIS PROXY.
Please sign your name exactly as it appears herein, date, and return this Proxy as promptly as possible in the reply envelope provided. When signing as attorney, executor, trustee, or guardian, please give full title, as such. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person. Joint owners must sign personally.


Signature:_______________ Date:_______     Signature:_______________ Date:______

                          ADVANCED LOGIC RESEARCH, INC.
                      1996 STOCK OPTION/STOCK ISSUANCE PLAN


                                   ARTICLE ONE

                               GENERAL PROVISIONS


       I.         PURPOSE OF THE PLAN

                  This 1996 Stock Option/Stock Issuance Plan is intended to promote the interests of Advanced Logic Research, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                  Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

      II.         STRUCTURE OF THE PLAN

                  A. The Plan shall be divided into two separate equity programs:

                    (i) the Option Grant  Program under which  eligible  persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

                    (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

                  B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

     III.         ADMINISTRATION OF THE PLAN

                  A.  The  Primary  Committee  shall  have  sole  and  exclusive authority to administer the Plan with respect to Section 16 Insiders. Administration of the Plan with respect to all other persons eligible to participate may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer the Plan with respect to all such persons.

                  B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                  C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

                  D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

      IV.         ELIGIBILITY

                  A. The persons eligible to participate in the Option Grant and Stock Issuance Programs are as follows:

                    (i) Employees,

                    (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                    (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

                  B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

                  C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

       V.         STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall initially not exceed 1,746,580 shares. Such authorized share reserve is comprised of (i) the number of shares which remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders, including the shares subject to the outstanding options incorporated into the Plan, plus (ii) an additional increase of 1,500,000 shares authorized by the Board, subject to stockholder approval.

                  B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 250,000 shares of Common Stock per calendar year period.

                  C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

                  D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO

                              OPTION GRANT PROGRAM


       I.         OPTION TERMS

                  Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                  A.       Exercise Price.

                           1.  The  exercise  price per share  shall be fixed by
the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2.  The exercise price shall become  immediately  due
upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in one or more of the forms specified below:

                    (i) cash or check made payable to the Corporation,

                    (ii) shares of Common  Stock held for the  requisite  period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                    (iii) to the  extent  the  option is  exercised  for  vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.


                  C.       Effect of Termination of Service.

                           1.  The following  provisions  shall govern the
exercise of any options held by the Optionee at the time of cessation of Service or death:

                    (i) Any  option  outstanding  at the time of the  Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                    (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                    (iii) During the applicable  post-Service  exercise  period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                    (iv)  Should  the  Optionee's   Service  be  terminated  for
               Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                    (v) In the event of an Involuntary  Termination  following a
               Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

                                   2.  The   Plan   Administrator   shall   have
         the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                    (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                    (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

                  D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                  E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                  F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

         II.      INCENTIVE OPTIONS

                  The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                  A.  Eligibility.   Incentive  Options may only be  granted  to
Employees.

                  B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

     III.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number of securities and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan.

                  E. Notwithstanding Section III.A. of this Article Two, the Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Option Grant Program upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced in the Corporate Transaction. In addition, notwithstanding Section III.B. of this Article Two, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Corporate Transaction shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full, even in the event the options are to be assumed.

                  F. The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Option Grant Program in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one
(1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

                  G. The Plan Administrator shall have full power and authority exercisable, either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Option Grant Program upon (i) a Change in Control or (ii) the subsequent termination of the Optionee's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen
(18) months) following the effective date of such Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Optionee's cessation of Service. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Change in Control or Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

                  H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                  I. The grant of options under the Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IV.         CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

       V.         STOCK APPRECIATION RIGHTS

                  A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

                  B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                    (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                    (ii) No such option  surrender shall be effective  unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                    (iii) If the  surrender  of an option is not approved by the
               Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five
               (5) business  days after the receipt of the  rejection  notice or
               (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

                  C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                    (i) One or more Section 16 Insiders  may be granted  limited stock appreciation rights with respect to their outstanding options.

                    (ii) Upon the occurrence of a Hostile  Take-Over,  each such individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (a) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                    (iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                    (iv) The  balance of the option (if any) shall  continue  in full force and effect in accordance with the documents evidencing such option.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM


       I.         STOCK ISSUANCE TERMS

                  Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                  A.       Purchase Price

                           1.  The  purchase  price per share  shall be fixed by
the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

                           2.  Subject to the provisions of Section I of Article
Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                    (i) cash or check made payable to the Corporation, or

                    (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

                  B.       Vesting Provisions

                           1.  Shares of  Common  Stock  issued  under the Stock
Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives.

                           2.  Any  new,  substituted  or  additional securities
or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.


                           3. The Participant shall have full stockholder rights
with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.


                           4.  Should the Participant cease to remain in Service
while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

                           5.  The  Plan  Administrator may  in  its  discretion
waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

      II.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. All outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                  B. Notwithstanding Section II.A. of this Article Four, the Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event of a Corporate Transaction, whether or not those repurchase rights are to be assigned to the successor corporation (or its parent) in connection with such Corporate Transaction.

                  C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

                  D. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest upon (i) a Change in Control or (ii) the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control or Involuntary Termination.

     III.         SHARE ESCROW/LEGENDS

                  Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                                  MISCELLANEOUS


       I.         FINANCING

                  A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

                  B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

      II.         TAX WITHHOLDING

                  A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                  B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                    (i) Stock Withholding:  The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                    (ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.


     III.         EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan shall become effective on the Plan Effective Date, and options may be granted under the Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

                  B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after approval of the Plan by the Corporation's stockholders. All options outstanding under the Predecessor Plan on the date of such approval shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

                  C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

                  D. The Plan shall terminate upon the earliest of (i) November 8, 2006, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding options and unvested stock issuances shall continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

         IV.      AMENDMENT OF THE PLAN

                  A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

                  B. Options to purchase shares of Common Stock may be granted under the Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

       V.         USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

      VI.         REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or
(ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

                  B. No shares of Common  Stock or other  assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is then listed for trading.

     VII.         NO EMPLOYMENT/SERVICE RIGHTS

                  Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX


                  The following definitions shall be in effect under the Plan:

         A.       Board shall mean the Corporation's Board of Directors.

         B. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                    (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                    (ii) a change in the  composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

         C.       Code shall mean the Internal Revenue Code of 1986, as amended.

         D.       Common Stock shall mean the Corporation's common stock.

         E. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                    (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                    (ii)  the  sale,  transfer  or other  disposition  of all or
               substantially  all  of  the  Corporation's   assets  in  complete
               liquidation or dissolution of the Corporation.

         F. Corporation shall mean Advanced Logic Research, Inc., a Delaware corporation, and its successors.

         G. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         H. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

         I. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                    (i) If the Common  Stock is at the time traded on The Nasdaq
               Stock Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the The Nasdaq Stock Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                    (ii) If the Common  Stock is at the time listed on any Stock
               Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         J.  Hostile   Take-Over  shall  mean  the   acquisition,   directly  or
indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

         K. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

         L. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                    (i) such individual's  involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                    (ii) such individual's voluntary resignation following (A) a change  in  his  or  her  position  with  the  Corporation  which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         M. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         N. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

         O. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

         P. Option Grant Program shall mean the option grant program in effect under the Plan.

         Q. Optionee shall mean any person to whom an option is granted under the Option Grant Program.

         R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         S.       Participant   shall  mean  any  person who is issued shares of
Common Stock under the Stock  Issuance Program.

         T. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more.

         U. Plan shall mean the Corporation's 1996 Stock Option/Stock Issuance Plan, as set forth in this document.

         V. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         W. Plan Effective Date shall mean November 8, 1996, the date on which the Plan was adopted by the Board.

         X. Predecessor Plan shall mean the Corporation's pre-existing Flexible Incentive Plan in effect immediately prior to the Plan Effective Date hereunder.

         Y. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan with respect to Section 16 Insiders.

         Z. Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

         AA.      Section  16 Insider  shall  mean  an  officer  or  director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         BB. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

         CC.      Stock  Exchange  shall mean either the American Stock Exchange or the New York Stock Exchange.

         DD.      Stock  Issuance  Agreement  shall mean the  agreement  entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         EE.      Stock  Issuance  Program shall mean the stock issuance program in effect under the Plan.

         FF.      Subsidiary  shall   mean   any  corporation  (other  than  the
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         GG. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         HH. Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         II. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).